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                                                                    Exhibit 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 10, 1997 included in Security Capital Industrial Trust's Form 10-K for the year ended December 31, 1996.

                                       ARTHUR ANDERSEN LLP


Chicago, Illinois
May 6, 1997